UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 31, 2018

Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 2930 New York, NY 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (612) 629-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note.
This Current Report on Form 8-K is being filed in connection with the consummation on July 31, 2018 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 25, 2018, by and among Two Harbors Investment Corp., a Maryland corporation (“Two Harbors”), CYS Investments, Inc., a Maryland corporation (“CYS”) and Eiger Merger Subsidiary LLC, a Maryland limited liability company and an indirect, wholly owned subsidiary of Two Harbors (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into CYS, with CYS continuing as the surviving corporation, becoming an indirect, wholly owned subsidiary of Two Harbors (the “Merger”). The combined company will conduct business under the name “Two Harbors Investments Corp.” and will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “TWO”. The following events took place in connection with the consummation of the Merger.

Item 2.01          Completion of Acquisition of Disposition of Assets.

On July 31, 2018, Two Harbors completed the Merger pursuant to the terms of the Merger Agreement. On the Closing Date, Merger Sub merged with and into CYS, with CYS continuing as the surviving corporation. The Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland (“SDAT”), with an effective time and date of 12:00 p.m. Eastern Time on the Closing Date (the “Effective Time”).

At the Effective Time, each outstanding share of common stock, par value $0.01 per share, of CYS (“CYS Common Stock”) (other than shares held by Two Harbors or Merger Sub or by any wholly owned subsidiary of Two Harbors, Merger Sub or CYS, which were automatically cancelled and retired and ceased to exist) was converted into the right to receive from Two Harbors (a) 0.4680 newly issued shares of common stock, par value $0.01 per share, of Two Harbors (the “Two Harbors Common Stock”) and (b) the Per Share Cash Consideration of $0.0965, as specified in the Merger Agreement. No fractional shares of Two Harbors Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of CYS Common Stock is otherwise entitled will be paid in cash.

In connection with the Merger, at the Effective Time, each share of 7.75% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of CYS (the “CYS Series A Preferred Stock”) was converted into the right to receive one share of newly classified 7.75% Series D Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Two Harbors (the “Two Harbors Series D Preferred Stock), and each share of 7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, of CYS (the “CYS Series B Preferred Stock”) was converted into the right to receive one share of newly classified 7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Two Harbors (the “Two Harbors Series E Preferred Stock”). The Two Harbors Series D Preferred Stock has the same rights, preferences, privileges and voting powers as those of the CYS Series A Preferred Stock, and the Two Harbors Series E Preferred Stock has the same rights, preferences, privileges and voting powers as those of the CYS Series B Preferred Stock.

Per the terms of the transactions described in the Merger Agreement, approximately 72.7 million shares of Two Harbors Common Stock will be issued in connection with the Merger to former CYS common stockholders, and former CYS common stockholders will own approximately 29% of the common equity of the combined company.

The foregoing description of the Merger and the transactions contemplated by the Merger Agreement contained in this Item 2.01 is only a summary and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Two Harbors’ Current Report on Form 8-K filed with the SEC on April 26, 2018, and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.03          Material Modification to Rights of Security Holders.

On the Closing Date, Two Harbors filed Articles Supplementary classifying 3,000,000 shares of Two Harbors Series D Preferred Stock (the “Series D Articles Supplementary”) and Articles Supplementary classifying 8,000,000 shares of Two Harbors Series E Preferred Stock (the “Series E Articles Supplementary”) with SDAT. The terms of the Two Harbors Series D Preferred Stock and the Two Harbors Series E Preferred Stock have been previously described in the section entitled “Description of Two Harbors Capital Stock-Preferred Stock Issued in Connection with the Merger” of the Registration Statement on Form S-4 (File No. 333- 225242) filed by Two Harbors with the SEC on May 25, 2018, as amended, which section is hereby incorporated by reference.

Upon issuance of the Two Harbors Series D Preferred Stock (as more fully described in the Series D Articles Supplementary) and the Two Harbors Series E Preferred Stock (as more fully described in the Series E Articles Supplementary), the Two Harbors

Series D Preferred Stock and the Two Harbors Series E Preferred Stock will rank, with respect to rights to receive dividends and to participate in distributions of payments in the event of a dissolution, liquidation or winding up of the affairs of Two Harbors, senior to shares of Two Harbors Common Stock and to any other class of securities of Two Harbors designated as ranking junior to the Two Harbors Series D Preferred Stock and the Two Harbors Series E Preferred Stock.

The foregoing description of the Two Harbors Series D Preferred Stock is qualified in its entirety by the full text of the Series D Articles Supplementary, which was previously filed as Exhibit 3.8 to Two Harbors’ Form 8-A filed with the SEC on July 31, 2018, and is incorporated by reference herein as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the Two Harbors Series E Preferred Stock is qualified in its entirety by the full text of the Series E Articles Supplementary, which was previously filed as Exhibit 3.9 to Two Harbors’ Form 8-A filed with the SEC on July 31, 2018, and is incorporated by reference herein as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Appointment of Directors

As of the Effective Time and in accordance with the Merger Agreement, the Board of Directors of Two Harbors (the “Board”) increased the size of the Board by two members and appointed each of James A. Stern and Karen Hammond to the Board to fill the vacancies of the Board created by such increase, with each to serve until Two Harbors’ 2019 annual meeting of stockholders or until their successors are elected and qualified.

Mr. Stern and Ms. Hammond will be compensated in accordance with the Two Harbors’ publicly disclosed director compensation policies. Payments of cash and equity for the 2018-2019 Board service period will be prorated to reflect the duration of their service during such period.

Indemnification Agreements

Two Harbors has entered into customary indemnification agreements with each of Mr. Stern and Ms. Hammond. These agreements, among other things, require Two Harbors to indemnify each director to the maximum extent permitted by Maryland law, including indemnification of expenses such as attorney’s fees, judgments, fines and settlement amounts incurred by the director in any action or proceeding, including any action or proceeding by or in right of Two Harbors, arising out of the person’s service as a director. The form of indemnification agreement for directors was previously filed as Exhibit 10.1 to Two Harbors’ Form 8-K filed with the SEC on November 19, 2009 and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, Two Harbors filed the Series D Articles Supplementary and the Series E Articles Supplementary with the SDAT. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing description of the Two Harbors Series D Preferred Stock is qualified in its entirety by the full text of the Series D Articles Supplementary, which was previously filed as Exhibit 3.8 to Two Harbors’ Form 8-A filed with the SEC on July 31, 2018, and is incorporated by reference herein as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the Two Harbors Series E Preferred Stock is qualified in its entirety by the full text of the Series E Articles Supplementary, which was previously filed as Exhibit 3.9 to Two Harbors’ Form 8-A filed with the SEC on July 31, 2018, and is incorporated by reference herein as Exhibit 3.2 to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure.

On the Closing Date, Two Harbors issued a press release announcing the completion of the Merger and the appointment of Mr. Stern and Ms. Hammond to the Board, described above in Item 2.01 and Item 5.02, respectively. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Two Harbors under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the unaudited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b)	Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 25, 2018, by and among Two Harbors Investment Corp., Eiger Merger Subsidiary LLC and CYS Investments, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on April 26, 2018).

3.1
Articles Supplementary to the Articles of Amendment to the Articles of Amendment and Restatement of Two Harbors Investment Corp. designating the shares of 7.75% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share (incorporated by reference to Exhibit 3.8 to the Registrant’s Form 8-A filed on July 31, 2018).

3.2
Articles Supplementary to the Articles of Amendment to the Articles of Amendment and Restatement of Two Harbors Investment Corp. designating the shares of 7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share (incorporated by reference to Exhibit 3.9 to the Registrant’s Form 8-A filed on July 31, 2018).

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 19, 2009).
99.1	Press Release, dated July 31, 2018.*

_______________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: July 31, 2018